UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05506

College and University Facility Loan Trust Two

(Exact name of registrant as specified in charter)

c/o U.S. Bank One Federal Street Boston, MA 02110

(Address of principal executive offices) (Zip code)

Patrick S.R. MacDonald

U.S. Bank Corporate Trust Services

One Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 603-6467

Date of fiscal year end: November 30

Date of reporting period: December 1, 2014–May 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS

College and University Facility Loan Trust Two

Financial Statements (Unaudited)
As of and for the Six Months Ended May 31, 2015

College and University Facility Loan Trust Two

College and University Facility Loan Trust Two

Statement of Assets and Liabilities (Unaudited)

May 31, 2015

Assets:

Investments, at amortized cost, net of allowance for loan losses of $90,000 (Notes 2, 6, 7, and 8)	$11,520,517
Cash	50,000
Interest Receivable	95,149
Deferred Bond Issuance Costs (Note 2)	8,335
Prepaid Expenses	13,750

Total Assets	11,687,751

Liabilities:

Bonds Payable, net of unamortized discount (Notes 3 and 8)	5,805,926
Bonds Interest Payable (Note 3)	129,825
Accrued Expenses and Other Liabilities	218,846
Distributions Payable to Class B Certificateholders (Note 5)	32,173

Total Liabilities	6,186,770

Net Assets:

Class B Certificates, par value $1.00; authorized, issued and outstanding - 1,763,800 certificates	1,763,800
Additional Paid-In Capital	3,595,278
Undistributed Net Investment Income	141,903

Net Assets	$5,500,981

Net Asset Value per Class B Certificate (based on 1,763,800 certificates outstanding)	$3.12

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Statement of Operations (Unaudited)

Six months ended May 31, 2015

Investment Income:
Interest income (Note 2)	$584,333

Expenses:
Interest expense (Note 3)	358,461
Professional fees	204,425
Trustee fees (Note 4)	14,912
Servicer fees (Note 4)	4,832
Other trust and bond administration expenses	3,988

Total Expenses	586,618

Net Investment Loss	(2,285)

Decrease in Allowance for Loan Losses (Note 6)	8,000

Net Increase in Net Assets Resulting From Operations	$5,715

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Statements of Changes in Net Assets

	Six Months Ended May 31, 2015 (Unaudited)	Year Ended November 30, 2014

Increase From Operations:
Net investment loss	$(2,285)	$385,412
Decrease in allowance for loan losses	8,000	38,000

Net increase in net assets resulting from operations	5,715	423,412

Distributions to Class B Certificateholders From:
Tax return of capital (Note 2)	(32,173)	(1,086,201)

Net Decrease in Net Assets	(26,458)	(662,789)

Net Assets:
Beginning of period/year	5,527,439	6,190,228

End of period/year	$5,500,981	$5,527,439

Undistributed Net Investment Income	$141,903	$155,243

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Statement of Cash Flows (Unaudited)

Six months ended May 31,	2015

Cash Flows From Operating Activities:
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations	$5,715
Decrease in allowance for loan losses	(8,000)
Accretion of purchase discount on Loans	(331,123)
Amortization of original issue discount on Bonds	225,750
Amortization of deferred bond issuance costs	2,886
Receipts of payments on loan principal balance	1,075,988
Decrease in investment agreements, net	2,069,312
Decrease in interest receivable	19,942
Increase in prepaid expenses	(13,750)
Decrease in bonds interest payable	(40,714)
Decrease in accrued expenses and other liabilities	(10,577)

Net cash provided by operating activities	2,995,429

Cash Flows From Financing Activities:
Principal payments on Bonds	(2,035,682)
Distribution payments to Class B certificateholders	(959,747)

Net cash used in financing activities	(2,995,429)

Net Change in Cash	—

Cash, beginning of period	50,000

Cash, end of period	$50,000

Supplemental Cash Flow Information:
Cash paid for interest on Bonds	$170,539

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Financial Highlights

	Six Months Ended May 31, 2014 (Unaudited)		Years Ended November 30,
			2014		2013		2012		2011		2010

Per Certificate Operating Performance Information:

Net asset value, beginning of period/year	$3.13		$3.51		$4.07		$4.33		$5.14		$4.70

Income (Loss) from investment operations:
Net investment (Loss) income(a)	(.00)		.22		.21		.49		.39		.53
Decrease in allowance for loan losses(a)	.00		.02		.04		.09		.02		.16

Net increase from operations(a)	.00		.24		.25		.58		.41		.69

Distributions to Class B certificateholders from tax return of capital	(.01)		(.62)		(.81)		(.84)		(1.22)		(.25)

Net asset value, end of period/year(b)	$3.12		$3.13		$3.51		$4.07		$4.33		$5.14

Total investment return(c)	N/A		N/A		N/A		N/A		N/A		N/A

Net assets applicable to Class B Certificates, End of period/year	$5,500,981		$5,527,439		$6,190,228		$7,185,363		$7,642,792		$9,070,470

Ratios and Supplemental Data:

Ratio of operating expenses to average net assets applicable to Class B Certificates	10.64	%(d)(e)	24.02	%(d)	26.60	%(d)	29.22	%(d)	31.42	%(d)	36.25	%(d)

Ratio of net investment income(Loss) to average net assets applicable to Class B Certificates	(.04%)		6.58%		5.55%		11.59%		8.37%		10.96%

Number of Class B Certificates outstanding, end of period/year	1,763,800		1,763,800		1,763,800		1,763,800		1,763,800		1,763,800

(a)	Amount for the six months ended May 31, 2015 is less than $0.005.
(b)	The Trust is prohibited, by the terms of its Indenture, from issuing new, or redeeming existing, Certificates. As such, market value is not presented, as discussed in Note 2.
(c)	The Trust’s investments are recorded at amortized cost as discussed in Note 2. Accordingly, the financial statements do not reflect the fair value of such investments. For this reason, management believes that no meaningful information can be provided regarding “Total investment return” and has not included information under that heading. The Trust is prohibited, by the terms of its Indenture, from selling or purchasing any investments. As the Trust did not purchase or sell investments during the periods presented, “portfolio turnover” is 0% for all periods presented.
(d)	Excluding interest expense, the ratio of operating expenses to average net assets was 4.14%(e), 7.84%, 8.44%, 6.82%, 5.30% and 5.07% in 2015, 2014, 2013, 2012, 2011 and 2010, respectively.
(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Notes to Financial Statements (Unaudited)

1.	Organization and Business

College and University Facility Loan Trust Two (the Trust) was formed on March 11, 1988 as a business trust under the laws of the Commonwealth of Massachusetts by a declaration of trust by Bank of Boston (the Owner Trustee), succeeded by State Street Bank and Trust Company, succeeded by U.S. Bank National Association (successor Owner Trustee), not in its individual capacity, but solely as Owner Trustee. The Trust is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, closed-end, management investment company.

The Trust was formed for the sole purpose of raising funds through the issuance and sale of bonds (the Bonds). The Trust commenced operations on May 12, 1988 (the Closing Date) and issued Bonds in four tranches in the aggregate principal amount (at maturity) of $450,922,000. The Bonds constitute full recourse obligations of the Trust. The collateral securing the Bonds consists primarily of a pool of loans made to college and university facilities (the Loans) and certain other funds held under the Indenture and the investment agreements. The Loans were originated by, or previously assigned to, the United States Department of Education under the College Housing Loan Program or the Academic Facilities Loan Program. The Loans, which have been assigned to The Bank of New York Mellon Trust Company, National Association, as successor in interest to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, NA, formerly The First National Bank of Chicago (the Bond Trustee), are secured by various types of collateral, including mortgages on real estate, general recourse obligations of the borrowers, pledges of securities and pledges of revenues. As of the Closing Date, the Loans had a weighted average stated interest rate of approximately 3.18% and a weighted average remaining term to maturity of approximately 18.8 years. Payments on the Loans are managed by the Bond Trustee in various fund accounts and are invested under investment agreements (see Note 2) as specified in the Indenture. The Trust is prohibited, by the terms of its Indenture, from selling or purchasing any Loans and investments.

All payments on the Loans and earnings under the investment agreements and any required transfers from the Expense Fund and Liquidity Fund are deposited to the credit of the Revenue Fund held by the Bond Trustee, as defined within and in accordance with the Indenture. In accordance with the Indenture, on each bond payment date, the amounts on deposit in the Revenue Fund, are applied in the following order of priority: to pay amounts due on the Bonds, to pay administrative expenses not previously paid from the Expense Fund, to fund the Expense Fund to the Expense Fund Requirement and to fund the Liquidity Fund to the Liquidity Fund Requirement. Any funds remaining in the Revenue Fund on such payment date will be used to further pay down the Bonds to the extent of the Maximum Principal Distribution Amount, as defined in the Indenture, after which any residual amounts are paid to the certificateholders, as discussed in Note 5. See Note 8 for balances in the Revenue and Liquidity Funds.

Berkadia Commercial Mortgage LLC (“Servicer” or “Berkadia”), formerly Capmark Finance, Inc., is the administrator for the Loan portfolio. Berkadia serves as the Master Servicer and Special Servicer under the Master Servicing and Special Service Agreements. Berkadia handles the custodial bank accounts and performs the loan recordkeeping and monitoring.

College and University Facility Loan Trust Two

Notes to Financial Statements (Unaudited)

2.	Summary of Significant Accounting Policies

(a)	College and University Facility Loans

The Loans were purchased by the Trust at amounts below the par value of the Loans, resulting in a “purchase discount”.

As a 1940 Act investment company, the Trust is required to report the investment portfolio of Loans at fair value under Accounting Standard Codification (“ASC”) Topic 946, Financial Services—Investment Companies, (“ASC 946”). However, management believes that the amortized cost method of accounting, net of any allowance for loan losses, best serves the informational needs of the users of the Trust’s financial statements.

Pursuant to a “no-action letter” that the Trust received from the Securities and Exchange Commission, the Loans were recorded at the discounted value (the amortized cost) and are being accounted for under the amortized cost method of accounting, net of any allowance for loan losses. Under the amortized cost method, the difference between the purchase discount and par value of each Loan is accreted to par value, assuming no prepayments of principal, and included in the Trust’s interest income by applying the Loan’s effective interest rate to the amortized cost of that Loan over the duration of the Loan. Upon a Loan prepayment, any remaining unamortized purchase discount is recognized as interest income. The remaining balance of the unamortized purchase discount on the Loans as of May 31, 2015 was approximately $1,884,000. For the six months ended May 31, 2015, the Trust recognized approximately $331,000 of interest income from the accretion of purchase discount. As a result of prepayments of Loans during the six months ended May 31, 2015, approximately $24,000 of unamortized purchase discount related to such Loans at the time of prepayment was recognized and is included in the $331,000 of accretion for the six months ended May 31, 2015.

The Trust records an allowance for loan losses based on the Trust’s evaluation of collectability of the Loans within the portfolio. The Loans are classified into three separate pools based on risk and collection performance. The pools are then assigned a reserve percentage based on risk and other factors and a reserve is systematically calculated for the pools:

(1)	General - Loans are performing on a timely basis and where there is no information that leads the Trust to reclassify to a different risk pool.

(2)	Substandard - Loans are generally classified into this category resulting from either historical collection issues or administrative issues with receiving collection that have been on-going. Loans in this pool are not considered uncollectible but due to collection issues, a higher reserve percentage is applied due to the risk profile of this pool.

(3)	Doubtful - A Loan is considered doubtful when, based on current information and events, it is probable that the Trust will be unable to collect all amounts due in accordance with the contractual terms of the Loan agreement. Loans in this category are generally assigned a 100% reserve unless facts and circumstances provide evidence that some level of collectability exists. At May 31, 2015, no loans were considered doubtful by the Trust.

As the credit quality for an individual Loan borrower changes, the Loan is evaluated for reclassification to a different risk pool as described above. Risk ratings to the existing pools may be adjusted based on qualitative factors including, among others, general economic and business conditions, credit quality trends, and specific industry conditions. The Trust monitors credit quality primarily through two trigger points: receipt of financial information that upon review raises credit quality concerns and delinquent payments which then require investigation as to causes of the delinquency. Historically, write-offs have not been material.

College and University Facility Loan Trust Two

Notes to Financial Statements (Unaudited)

There are inherent uncertainties with respect to the final outcome of Loans and as such, actual losses may differ from the amounts reflected in the financial statements and such differences could be material.

(b)	Interest Income

The Trust accrues interest, including accretion of purchase discount, on the Loans as earned. The Loans generally require interest payments on a semi-annual basis with rates of interest ranging from 3% to 4%. The Trust recognizes the accretion of Loan purchase discount as interest income using the effective interest method.

The Trust views all amounts over 30 days past due as delinquent. It is the Trust’s policy to generally discontinue the accrual of interest on Loans for which payment of principal or interest is 180 days or more past due or for other such Loans if management believes the collection of interest and principal is doubtful. Due to the nature of the Loan investments in the Trust, there are instances where payment of the Loans and related interest may not be received by the Trust due to documentation issues that require time for the Trust to resolve. In those circumstances, where the past due loan is greater than 180 days but the Trust has concluded it is not a credit issue, the Trust will continue to accrue interest or accrete purchase discount if the Trust believes interest and principal amounts to be collectible. When a Loan is placed on nonaccrual status, all previously accrued, but uncollected interest is reversed against the current period’s interest income. Subsequently, any interest income received from a Loan that is on nonaccrual status is recognized when received and such payments are generally applied to interest first, with the balance, if any, applied to principal. At May 31, 2015, no Loans have been placed on nonaccrual status. At May 31, 2015, there are no past due amounts.

(c)	Other Investments

Other investments, which are included in investments in the accompanying Statement of Assets and Liabilities, consist of two investment agreements issued by JP Morgan Chase Bank bearing fixed rates of interest of 7.05% and 7.75%. These investments are carried at cost, whereas they should be reported at fair value under ASC 946. However, management believes that the cost method of accounting best serves the informational needs of the users of the Trust’s financial statements because the Trust cannot sell or dispose of these investment agreements prior to the date they terminate, which is the earlier of June 1, 2018, or the date on which the Bonds are paid-in-full. See Note 8 for discussion of fair value measurement of these investments.

(d)	Deferred Bond Issuance Costs

Deferred bond issuance costs are amortized using the effective interest rate method over the estimated life of the Bonds, which are based on the scheduled payments of the Loans, and are included as a component of interest expense. Loan prepayments have the effect of accelerating Bond payments. As these accelerated Bond payments occur, an additional portion of the deferred issuance costs is expensed in the year the prepayment occurs.

College and University Facility Loan Trust Two

Notes to Financial Statements (Unaudited)

(e)	Federal Income Taxes

It is the Trust’s policy to comply with the requirements applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its investment company taxable income to its certificateholders each year. Accordingly, no provision for federal income, state income, or excise tax is necessary.

For tax purposes, the Loans were transferred to the Trust at their face values. Accordingly, the accretion of the purchase discount creates a permanent book-tax difference.

As of May 31, 2015, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust is additionally not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months.

The Trust files a U.S. federal and Massachusetts state income tax return annually after its fiscal year-end, which is subject to examination for a period of three years from the date of filing.

Capital distributions are presented and disclosed in accordance with ASC 946, which requires the Trust to report distributions that are in excess of tax-basis earnings and profits as a tax return of capital and to present the Trust’s distributable earnings (components of net assets) on a basis that approximates the amounts that are available for future distributions on a tax basis. For the six months ended May 31, 2015, distributions of $0.02 were declared on May 27, 2015, and paid to certificateholders of record on June 2, 2015. For the year ended November 30, 2014, distributions of $0.07 and $0.55 per certificate were declared on May 30, 2014 and November 26, 2014 and paid to certificateholders of record on June 2, 2014 and December 2, 2014, respectively. The distributions of $32,173 and $1,086,201 for the six months ended May 31, 2015 and the year ended November 30, 2014, respectively, represent returns of capital for tax purposes.

The Trust’s primary permanent differences between accounting principles generally accepted in the United States of America (“GAAP”) and tax basis relate to:

(a)	The accretion of the Loan purchase discounts under GAAP. For the six months ended May 31, 2015 and the year November 30, 2014, the Trust recorded $331,123 and $1,151,459, respectively of interest income related to the accretion of purchase discounts. At May 31, 2015 and November 30, 2014, the Trust had recognized accumulated accretion of the purchase discounts of $216,815,759 and $216,484,636, respectively.

(b)	Net operating losses for tax purposes of $312,068 and $696,261 for the six months ended May 31, 2015 and the year ended November 30, 2014, respectively.

As required under ASC 946, the Trust reclassifies the accumulated value of the permanent differences discussed above from distributions in excess of net investment income to paid-in capital. The total reclassification increased additional paid-in capital and reduced undistributed net investment income by $19,055 and $455,198 as of May 31, 2015 and November 30, 2014, respectively. These reclassifications have no impact on the net assets or net assets per certificate value of the Trust.

The primary reasons for the book-to-tax temporary differences relate to allowance for loan losses and the difference in original issuance discount on the Bonds.

The Trust’s tax year end is November 30th, and therefore the character and amounts of the permanent and temporary differences for the six months ended May 31, 2015 are subject to change until the Trust prepares its provision for the year ending November 30, 2015

College and University Facility Loan Trust Two

Notes to Financial Statements (Unaudited)

(f)	Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

(g)	Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash at the bank and does not include any short-term investments.

(h)	Risk Factors

The Trust’s investments are subject to the following:

Credit Risk

The Trust is subject to credit risk from its counterparties to any of its investments if the counterparties fail to perform pursuant to the terms of their agreements with the Trust.

The Trust’s investment agreements are held in escrow by the Bond Trustee. The Bond Trustee has custody of the Trust’s investment agreements. The Trust is subject to counterparty risk to the extent that the Bond Trustee may be unable to fulfill its obligations to the Trust.

Loan payments made to the Trust are received and processed by the Servicer. The Trust is subject to counterparty risk to the extent that the borrowers and the Servicer may be unable to fulfill their obligations to the Trust.

Prepayment Risk

Most of the Loans held by the Trust allow for prepayment of principal without penalty. As such, the Trust is subject to prepayment risk, which could negatively impact future earnings.

(i)	Indemnification

Under the Trust’s organizational documents, its Owner Trustee and Bond Trustee may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and certificateholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust may enter into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

College and University Facility Loan Trust Two

Notes to Financial Statements (Unaudited)

3.	Bonds

The Bonds outstanding at May 31, 2015 consist of the following:

Interest Rate	Stated Maturity	Outstanding Principal (000’s)	Unamortized Discount (000’s)	Carrying Amount (000’s)

4.0%	June 1, 2018	$6,491	$(685)	$5,806

Interest on the Bonds is payable semi-annually. On June 1, 2015, the Trust made a principal payment of $1,260,279 on the Bonds. The average amount of bond principal outstanding for the six months ended May 31, 2015 was approximately $6,491,000.

Pursuant to the terms of the Indenture, principal payments on the Bonds are made prior to the stated maturity on each bond payment date in an amount equal to the lesser of either (1) amounts available in the Revenue Fund after certain required payments of interest and principal (at the stated maturity of the Bonds) and administrative expenses, after required transfers to the Expense Fund and the Liquidity Fund (such that the amounts on deposit are equal to the Expense Fund Requirement and the Liquidity Fund Requirement, respectively), or (2) the Maximum Principal Distribution Amount.

The estimated remaining aggregate principal payments on the Bonds at May 31, 2015, after taking into consideration actual Loan prepayments and the Maximum Principal Distribution Amount, are as follows:

Fiscal Year	Amount (000’s)

2015*	$1,260
2016	1,862
2017	1,773
2018	1,596

Total	$6,491

*	For the six months ended November 30, 2015.

Actual Bond principal payments may differ from estimated payments because borrowers may prepay or default on their obligations. The Bonds are not subject to optional redemption by either the Trust or the bondholders.

In the event the Trust realizes negative cash flows, the Liquidity Fund is being maintained such that, on or before such bond payment date, the Liquidity Fund may be used by the Bond Trustee to make any required payments on the Bonds and to pay operating expenses of the Trust. See Note 8 for balance in the Liquidity Fund.

The original issue discount is being amortized using the effective interest rate method over the estimated life of the Bonds, which are based on the scheduled payments of the Loans. Accordingly, Loan prepayments have the effect of accelerating Bond payments. When Bond payments occur sooner than estimated, a portion of the original issue discount is expensed in the year of prepayment. Amortization of original issue discount is included as a component of interest expense. Remaining unamortized discount as of May 31, 2015 was $685,000.

College and University Facility Loan Trust Two

Notes to Financial Statements (Unaudited)

4.	Administrative Agreements

(a)	Servicer

As compensation for the services provided under the servicing agreement, Berkadia, receives a servicing fee. The fee is earned on each date of payment for each Loan and is equal to 0.075 of 1% of the outstanding principal balance of such Loans divided by the number of payments of principal and interest in a calendar year. For the six months ended May 31, 2015, this fee totaled $4,562. Additionally, per the servicing agreement, the Servicer is reimbursed for certain expenditures incurred related to inspection of mortgaged property. For the six months ended May 31, 2015, the Servicer was reimbursed $270. As of May 31, 2015, $2,072 in fees are due to the Servicer.

(b)	Trustees

As compensation for services provided, the Owner and Bond Trustees are entitled, under the Declaration of Trust and the Indenture, to receive the following fees:

Under the Declaration of Trust agreement, the Owner Trustee, in its capacities as manager of the Trust and as Owner Trustee, is entitled to annual fees of $15,000 and $12,500, respectively. In addition, the Owner Trustee is paid an annual registration fee of $1,000. The expected future minimum payments to the Owner Trustee under such agreement will be $28,500 in fiscal years 2015, 2016, 2017, 2018 and 2019, and will total $114,000 thereafter. For the six months ended May 31, 2015, the Owner Trustee incurred no out-of-pocket expenses.

The Bond Trustee is entitled to an annual fee equal to 0.015 of 1% of the aggregate outstanding principal of the Bonds on the bond payment date immediately preceding the date of payment of such fee. The Bond Trustee is also reimbursed for out-of-pocket expenses. In addition, the Bond Trustee is reimbursed for other agreed-upon related expenses such as transaction costs. For the six months ended May 31, 2015, total Bond Trustee fees and related expenses amounted to $1,162.

5.	Certificates

The holders of the Class B certificates may receive semi-annual distributions declared in May and November of each year, calculated in accordance with the Indenture, from amounts collected by the Trust, on a pro rata basis. While the Bonds remain outstanding, the distributions are paid on the second business day in each June and December and, after the Bonds are paid in full, on the first business day of each month. The certificateholders of the Class B Certificates are entitled to one vote per certificate. Distributions payable of $32,173 at May 31, 2015, were paid on June 2, 2015.

College and University Facility Loan Trust Two

Notes to Financial Statements (Unaudited)

6.	Allowance for Loan Losses

An analysis of the allowance for loan losses for the six months ended May 31, 2015 is summarized as follows:

Balance, beginning of period	$98,000
Decrease in allowance for loan losses	(8,000)
Charge-offs	—
Recoveries	—

Balance, end of period	$90,000

Loan classification by credit risk profile as of May 31, 2015 is as follows:

	Amortized Cost (000’s)	Reserve Amount (000’s)	Total (000’s)

General	$9,025	$90	$8,935
Substandard	—	—	—
Doubtful	—	—	—

Total	$9,025	$90	$8,935

7.	Loans

Scheduled principal and interest payments on the Loans as of May 31, 2015 are as follows:

Fiscal Year	Principal Payments (000’s)	Interest Payments (000’s)	Total (000’s)

2015*	$1,430	$175	$1,605
2016	2,173	297	2,470
2017	1,865	229	2,094
2018	1,680	169	1,849
2019	1,672	114	1,786
Thereafter	2,089	110	2,199

Total	$10,909	$1,094	$12,003

*	For the six months ended November 30, 2015.

Expected payments may differ from contractual payments because borrowers may prepay or default on their obligations. Accordingly, actual principal and interest payments on the Loans may vary significantly from the scheduled payments. Principal prepayments made during the six months ended May 31, 2015 totaled approximately $213,000.

The ability of a borrower to meet future service payments on a Loan will depend on a number of factors relevant to the financial condition of such borrower, including, among others, the size and diversity of the borrower’s sources of revenues; enrollment trends; reputation; management

College and University Facility Loan Trust Two

Notes to Financial Statements (Unaudited)

expertise; the availability and restrictions on the use of endowments and other funds; the quality and maintenance costs of the borrower’s facilities and, in the case of some Loans to public institutions, which are obligations of a State, the financial condition of the relevant State or other governmental entity and its policies with respect to education. The ability of a borrower to maintain enrollment levels will depend on such factors as tuition costs, geographical location, geographic diversity, quality of the student body, quality of the faculty and diversity of program offerings.

There are no outstanding principal balances that are due as of May 31, 2015.

The collateral for Loans that are secured by a mortgage on real estate generally consists of special purpose facilities, such as dormitories, dining halls and gymnasiums, which are integral components of the overall educational setting. As a result, in the event of borrower default on a Loan, the Trust’s ability to realize the outstanding balance of the Loan through the sale of the underlying collateral may be negatively impacted by the purpose, nature and location of such collateral.

8.	Fair Value of Financial Instruments

ASC Topic 825, Financial Instruments, requires entities to disclose the estimated fair value of financial instruments.

ASC Topic 820, Fair Value Measurement, establishes fair valuation principles, a three-tier hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in valuing the asset or liability based on market data obtained from sources independent of the Trust. Unobservable inputs are inputs that reflect the Trust’s assumptions about the factors market participants would use in valuing the asset or liability based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 -	Valuations based on quoted prices in active markets for identical assets or liabilities.

Level 2 -	Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 -	Valuations based on inputs that are unobservable and significant to the overall fair value measurement (including the Trust’s own assumptions in determining fair value).

Current market prices are not available for most of the Trust’s financial instruments since an active market generally does not exist for such instruments. In accordance with the terms of the Indenture, the Trust is required to hold all of the Loans to maturity and to use the cash flows therefrom to retire the Bonds. Accordingly, the Trust has estimated the fair values of its Loans and Bonds using a discounted cash flow methodology. This methodology is similar to the approach used at the formation of the Trust to determine the initial carrying amounts of these instruments for financial reporting purposes. In applying the methodology, the calculations have been adjusted for the change in the relevant market rates of interest, the estimated duration of the instruments and an internally developed credit risk rating of the instruments. All calculations are based on the scheduled principal and interest payments on the Loans and Bonds, excluding any potential prepayments as it is not possible to estimate such prepayments.

College and University Facility Loan Trust Two

Notes to Financial Statements (Unaudited)

The fair values of the fixed-maturity investment agreements are determined by adding a market rate adjustment to the carrying value of the investments. This market rate adjustment is calculated using the net present value of the difference between future interest income to the Trust at the issue rate and the future interest income at the current market rate through the maturity of the investment. The current market rate at May 31, 2015, is based upon bonds with similar characteristics and maturity dates of the investment agreements.

The following table summarizes the estimated fair value and carrying value of the Trust’s assets and liabilities that represent financial instruments, which all are deemed to be Level 2 fair value measurements as of May 31, 2015:

	Carrying Value (000’s)		Fair Value (000’s)

Loans	$8,935	*	$11,144

Investment Agreements:
Revenue Fund	2,070		2,161
Liquidity Fund	516		591

Total Investment Agreements	2,586		2,752

Total Investments	$11,521		$13,896

Bonds Payable	$5,805		$6,848

*	Net of allowance for loan losses of $90,000.

There were no transfers between levels during the six months ended May 31, 2015. The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the year.

9.	Subsequent Events

The Trust has evaluated the need for disclosures and/or adjustments to the financial statements resulting from subsequent events through the date of issuance of these financial statements.

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COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO

SCHEDULE OF INVESTMENTS

(Unaudited)

May 31, 2015

(Dollar Amounts in Thousands)

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date	Effective Yield to Maturity % (A)	Amortized Cost (Notes 1 and 2)
	COLLEGE AND UNIVERSITY LOANS (164%)
	---------- ALABAMA (8%)--------
$540	Auburn University	3.000	12/01/2018	9.16%	$461

					461
	---------- CALIFORNIA (20%)--------
793	California State University	3.000	11/01/2019	8.99	688
129	Lassen Junior College District	3.000	04/01/2020	10.27	105
390	University Student Co-Operative Association	3.000	04/01/2019	10.70	325

					1,118
	---------- DISTRICT OF COLUMBIA (55%)--------
985	Georgetown University	3.000	11/01/2020	10.36	804
2,640	Georgetown University	4.000	11/01/2020	10.52	2,211

					3,015
	---------- GEORGIA (2%) --------
134	Paine College	3.000	10/01/2016	10.45	124

					124
	---------- INDIANA (24%) --------
1,730	Vincennes University	3.000	06/01/2023	9.02	1,342

					1,342
	---------- IOWA (1%) --------
46	Simpson College	3.000	07/01/2016	10.58	42

					42
	---------- MISSISSIPPI (11%)--------
224	Millsaps College	3.000	11/01/2021	10.34	177
530	Mississippi State University	3.000	12/01/2020	9.64	422

					599
	---------- NEW JERSEY (6%)--------
340	Fairleigh Dickinson University	3.000	11/01/2017	10.39	305
57	Rider College	3.000	05/01/2017	10.70	51

					356
	---------- NEW Mexico (2%)--------
139	College of Santa Fe	3.000	10/01/2018	10.43	122

					122
	---------- NEW YORK (1%)--------
45	Daemen College	3.000	04/01/2016	10.77	42

					42
	---------- NORTH CAROLINA (3%) --------
75	Elizabeth City State University	3.000	10/01/2017	10.02	69
120	Saint Mary’s College	3.000	06/01/2020	10.14	96

					165

The accompanying notes are an integral part of this schedule.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO

SCHEDULE OF INVESTMENTS

(Unaudited)

May 31, 2015

(Dollar Amounts in Thousands)

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date	Effective Yield to Maturity % (A)		Amortized Cost (Notes 1 and 2)
	---------- OHIO (1%)--------
$48	Wittenberg University	3.000	11/01/2017	10.39%		$43

						43
	---------- PENNSYLVANIA (17%)--------
927	Philadelphia College of Art	3.000	01/01/2022	10.62		709
290	Villanova University	3.000	04/01/2019	10.70		242

						951
	---------- PUERTO RICO (5%)--------
272	Inter American University of Puerto Rico	3.000	01/01/2017	10.94		249

						249
	---------- TEXAS (3%)--------
200	University of Saint Thomas	3.000	10/01/2019	10.41		168

						168
	---------- VIRGINIA (2%)--------
115	Lynchburg College	3.000	05/01/2018	10.68		100

						100
	---------- WEST VIRGINIA (1%)--------
60	Bethany College	3.000	11/01/2017	10.40		54

						54
	---------- WISCONSIN (1%)--------
80	Marian College	3.000	10/01/2016	10.45		74

						74

	TOTAL COLLEGE & UNIVERSITY LOANS (164%)					9,025

	Allowance for Loan Losses (-2%)					(90)

	Loans, net of aloowance for Loan Losses (162%)					8,935

	INVESTMENT AGREEMENTS (47%)
516	JPMorgan Chase Bank - Liquidity Fund	7.750	06/01/2018(C)	7.750		516
2,070	JPMorgan Chase Bank - Revenue Fund	7.050	06/01/2018(C)	7.050		2,070

	TOTAL INVESTMENT AGREEMENTS				(B)	2,586

	TOTAL INVESTMENTS (209%)					$11,521

	OTHER ASSETS, LESS LIABILITIES (-109%)					(6,020)

	NET ASSETS (100.0%)					$5,501

(A)	Represents the rate of return earned by the Trust based on the purchase discount and the accretion to maturity.
(B)	The tax basis of the Loans is approximately $13,495.
(C)	Terminates at the earlier of June 1, 2018 or the date on which the Bonds are paid-in-full (Note 2).

The accompanying notes are an integral part of this schedule.

ITEM 2.	CODE OF ETHICS

Not applicable to the registrant.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to the registrant.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $190,015

Fiscal year ended 2013 - $223,050

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $62,985

-$44,755 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture.

-$13,230 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to relating to the Trust’s Servicing Agreement.

-$4,000 out of pocket expenses.

Fiscal year ended 2013 - $60,176

-$43,576 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture.

-$12,600 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to relating to the Trust’s Servicing Agreement.

-$4,000 out of pocket expenses.

(e)

(1) Audit Committee Policies regarding Pre-approval of Services.

Not applicable to the registrant.

(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Not applicable to the registrant.

(f) Not applicable to the registrant.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable to the registrant.

ITEM 11. CONTROLS AND PROCEDURES

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

ITEM 12.	EXHIBITS

The following exhibits are attached to this Form N-CSR:

(a)

(1)	Code of ethics or amendments: not applicable to the registrant.

(2)	Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is attached.

(3)	Annual Compliance Statement of the Servicer, Berkadia Commercial Mortgage LLC, is attached.

(4)	Report on Compliance with minimum Master Servicing Standards is attached.

(5)	Berkadia Commercial Mortgage LLC reports pursuant to section 1301, 1302, 1303, 1304, 1306 and 1307 of the servicer agreement.

(b) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	College and University Facility Loan Trust Two

By (Signature and Title)	/s/ Patrick S.R. MacDonald, Vice President

Date	July 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Bryan Calder, Executive Vice President

Date	July 28, 2015